Sales of Vessels	6 Months Ended
Jun. 30, 2017
Property, Plant and Equipment [Abstract]
Sales of Vessels
Sales of Vessels
The Company’s consolidated statements of (loss) income for the three months and six months ended June 30, 2017 include a net loss on sale of vessels of $0.2 million and $4.6 million, respectively, relating to one Aframax tanker and one lightering support vessel, which were sold in the second quarter of 2017, and two Suezmax tankers, which were sold in the first quarter of 2017.

In June 2017, the Aframax tanker was sold and delivered to its buyer. The Company recognized a loss on sale of the vessel of $0.2 million for the three months ended June 30, 2017. The vessel was written down to its agreed sales price of $7.5 million in the three months ended March 31, 2017, resulting in a loss on sale of the vessel of $2.8 million.

In February 2017, the date of delivery of the other Suezmax tanker to its new owner was extended, and as a result, the sales price was reduced by $1.3 million. The vessel sale was completed in March 2017, and the Company recognized a loss on sale of the vessel of $1.5 million in the three months ended March 31, 2017.

In January 2017, one Suezmax tanker was sold and delivered to its buyer. The Company recognized a loss on the sale of the vessel of $0.3 million for the three months ended March 31, 2017. The vessel was previously written down to its agreed sales price of $16.9 million in the three months ended December 31, 2016.

The Company's consolidated statements of (loss) income for the three and six months ended June 30, 2016 include a loss on sale of vessels of $6.4 million relating to one Medium Range (or MR) tanker. The MR tanker was classified as held for sale and written down to its agreed sales price in the three months ended June 30, 2016. The vessel was delivered to its buyer in the third quarter of 2016.